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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  MAY 9, 2006


                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            001-9930                                      25-0716800
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    (Commission File Number)                   (IRS Employer Identification No.)


       1200 STATE FAIR BOULEVARD
          SYRACUSE, NEW YORK                              13221-4737
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On May 9, 2006, The Penn Traffic Company (the "COMPANY") and certain of its subsidiaries entered into a limited waiver agreement with respect to its Credit Agreement, dated as of April 13, 2005 (the "CREDIT AGREEMENT"), by and among the Company, such subsidiaries, General Electric Capital Corporation, JPMorgan Chase Bank, N.A. and The CIT Group/Business Credit (the "LENDERS"). Under the Credit Agreement, if Excess Revolver Availability (as defined in the Credit Agreement) goes below $26 million, the Company must request borrowings under its supplemental real estate credit facility in an amount equal to the difference between its actual Excess Revolver Availability and $26 million. On May 8, 2006, the Company's Excess Revolver Availability fell below $26 million, but the Company inadvertently failed to borrow the shortfall under its supplemental real estate credit facility. Pursuant to the terms of the waiver agreement, the Lenders have waived the borrowing requirement and the technical default resulting therefrom.



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                                   SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.



                                             THE PENN TRAFFIC COMPANY



                                             By: /s/ Francis D. Price, Jr.
                                                 -----------------------------
                                                 Name:  Francis D. Price, Jr.
                                                 Title: Vice President


Dated:  May 15, 2006